F U N D   P R O F I L E
SPARTAN(registered trademark) U.S. TREASURY
MONEY MARKET FUND
Spartan U.S. Treasury is a money market fund whose goal is to seek high current income while maintaining a stable share price.
JANUARY 1, 1996

(registered trademark)
The Fund Profile contains key information about the fund.
More details appear in the fund's accompanying Prospectus.
SPARTAN U.S. TREASURY MONEY
MARKET FUND
ESSENTIAL QUESTIONS EVERY INVESTOR SHOULD ASK
1. WHAT IS THE FUND'S GOAL?
Spartan U.S. Treasury Money Market Fund is a money market fund whose goal is to seek high current income while maintaining a stable share price.
2. WHAT IS THE FUND'S INVESTMENT STRATEGY?
The fund invests in U.S. Treasury securities backed by the full faith and credit of the U.S. government. The fund follows industry-standard guidelines on the quality and maturity of its investments, which are designed to help maintain a stable $1.00 share price. The fund will purchase only high-quality securities that its investment manager believes present minimal credit risks and will observe maturity restrictions on securities it buys. When you sell your shares, they should be worth the same amount as when you bought them.
3. WHAT ARE THE SIGNIFICANT RISKS?
In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change. Investments in the fund are neither insured nor guaranteed by the U.S. government.
4. IS THE FUND APPROPRIATE FOR ME?
The fund may be appropriate for investors who would like to earn current income while preserving the value of their investment. The fund offers an added measure of safety with its focus on U.S. Treasury securities, which are fully backed by the U.S. government and are typically free from state and local taxes. The rate of income will vary from day to day, generally reflecting changes in short-term interest rates. The fund by itself is not a balanced investment plan.
5. WHAT ARE THE FUND'S EXPENSES?
SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy, sell or hold shares of a fund. These fees are waived if your account balance at the time of the transaction is $50,000 or more. ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. Expenses are factored into the fund's share price or dividends and are not charged directly to shareholder accounts. Operating expense projections are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Maximum sales charge on          NON     Management fee          .45%
purchases                        E
and reinvested distributions

Deferred sales charge on         NON     12b-1 fee               None
redemptions                      E

Exchange and wire transaction    $5.00   Other expenses          .00%
fees

Checkwriting fee, per check      $2.00   TOTAL FUND OPERATING    .45%
written                                  EXPENSES

Account closeout fee             $5.00

Annual account maintenance       $12.0
fee (for accounts under          0
$2,500)

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses (including the $5 account closeout fee) if you close your account after the number of years indicated:
After 1 year   After 3 years   After 5 years   After 10
                                               years

$10            $19             $30             $62

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
6. HOW HAS THE FUND PERFORMED?
Calendar Years    1989    1990    1991    1992    1993    1994    1995

                  8.31%   7.90%   6.12%   3.68%   2.72%   3.72%   5.41%


Row: 1, Col: 1, Value: 8.31
Row: 2, Col: 1, Value: 7.9
Row: 3, Col: 1, Value: 6.119999999999999
Row: 4, Col: 1, Value: 3.68
Row: 5, Col: 1, Value: 2.72
Row: 6, Col: 1, Value: 3.72
Row: 7, Col: 1, Value: 5.41
Annual Total Returns
Percentage (%)
   Total returns are based on past results and are not an indication of future performance. The fund's 7-day yield as of December 31, 1995 was 5.03%. The fund commenced operations on January 5, 1988. Please call 1-800-544-8888 for current yield information.
7. WHO IS THE FUND'S INVESTMENT MANAGER?
Fidelity Management & Research Company (FMR) is the fund's investment manager. FMR Texas Inc., a subsidiary of FMR, acts as a sub-adviser to FMR, and selects investments for the fund.
8. HOW DO I BUY SHARES?
Complete the enclosed application or call 1-800-544-7777 to open your account by exchange or bank wire. The minimum initial investment is $20,000. The minimum additional investment is $1,000.
9. HOW DO I SELL SHARES?
You may redeem all or a portion of your shares on any business day by written request, telephone or wire transfer.
10. HOW ARE DISTRIBUTIONS MADE?
The fund distributes substantially all of its net investment income and capital gains (if any) each year. Income distributions are declared daily and paid monthly. Distributions are reinvested automatically in additional shares unless you elect another option.
11. WHAT SERVICES ARE AVAILABLE?
Fidelity provides a wide variety of services including 24-hour telephone service providing information and assistance, periodic statements and reports, regular investment plans, checkwriting, and free exchanges among Fidelity funds. Fidelity reserves the right to modify or withdraw the exchange privilege.

82 Devonshire Street, Boston, Massachusetts 02109
   TMM-prpro-196